Exhibit 10.2

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (this “Agreement”) is entered into as of February 2, 2021, by and between Altair International Corp, a Nevada Corporation at 322 North Shore Drive, Building 1B, Suite 200, Pittsburgh, PA 15212 (the “Borrower”), and EROP Enterprises, LLC, (the “Secured Party” ) All capitalized terms not otherwise defined herein shall the meanings ascribed to them in that certain Loan Agreement and Note (as defined below) by and between Borrower and the Secured Party.

RECITALS

WHEREAS, the Secured Party have loaned monies to Borrower, as evidenced by the Secured Non-Convertible Promissory Note in the principal amount of One Hundred Thousand Dollars ($US 100,000) (the “Note”) issued by Borrower to the Secured Party on February 2, 2021.

WHEREAS the term “Secured Party” as used in this Agreement shall mean, collectively, all holders of the Note, including those persons who become holders of Note after the date hereof; and

WHEREAS this Agreement is being executed and delivered by Borrower to secure the Note.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the parties hereto hereby agrees as follows:

1.             Obligations Secured. This Agreement secures, in part, the prompt payment and performance of all obligations of Borrower under the Note, and all renewals, extensions, modifications, amendments, and/or supplements thereto (collectively, the “Secured Obligations”).

2.             Grant of Security.

(a)           Collateral. Borrower hereby grants, pledges, and assigns for the benefit of the Secured Party, and there is hereby created in favor of the Secured Party, a security interest in and to Borrower’s right, title, and interest in, to, and under the collateral set forth on Exhibit A hereto (collectively, “Collateral”).

(b)           Effective Date. This grant of security shall be effective as of the date hereof.

(c)           Subordination. The Note and the Secured Obligations shall not be subordinated, or junior in interest, to any other obligations of Borrower.

(d)           Filings to Perfect Security. The Secured Party will (and is hereby authorized to), at its discretion, file with any filing office such financing statements, amendments, addenda, continuations, terminations, assignments and other records (whether or not executed by Borrower) to perfect and to maintain perfected security interests in the Collateral by the Secured Party, whereby (a) promptly upon the execution of this Agreement, a Financing Statement on Form UCC-1 (the “Financing Statement’’) shall be filed with the Nevada Secretary of State on behalf of the Secured Party with respect to the Collateral; The Financing Statement shall designate the Secured Party as a Secured Party and Borrower as the debtor, shall identify the security interest in the Collateral, and contain any other items required by law. The Financing Statement shall contain a description of collateral consistent with the description set forth herein and shall not describe the collateral as “all assets” or “all personal property.”

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3.             Transfers and Other Liens. Except as set forth herein or in the Note, Borrower shall not, without the prior written consent of the Secured Party, at its sole and absolute discretion:

(a)           Sell, transfer, assign, or dispose of (by operation of law or otherwise), any of the Collateral outside of the ordinary course of business.

(b)           Create or suffer to exist any lien, security interest, or other charge or encumbrance upon or with respect to any of the Collateral, except the security interests created hereby; or

(c)           Permit any of the Collateral to be levied upon under any legal process.

4.             Representations and Warranties. Borrower hereby represents and warrants to the Secured Party as follows: (a) the Borrower is the owner of the Collateral (or, in the case of after-acquired Collateral, at the time Borrower acquires rights in the Collateral, will be the owner thereat) and that, except as expressly provided herein, no other person has (or, in the case of after-acquired Collateral, at the time Borrower acquires rights therein, will have) any right, title, claim or interest (by way of Lien or otherwise) in, against or to the Collateral; (b) except as expressly provided herein, upon the filing of a Financing Statement with the Nevada Secretary of State, the Secured Party (or in the case of after-acquired Collateral, at the time Borrower acquires rights therein, will have) will have a perfected security interest in the Collateral to the extent that a security interest in the Collateral can be perfected by such filing; (c) Borrower has full power and authority to enter into the transactions provided for in this Agreement and the Loan Agreement and the Note; (d) this Agreement and the Note, when executed and delivered by Borrower, will constitute the legal, valid and binding obligations of Borrower enforceable in accordance with their terms; (e) the execution and delivery by Borrower of this Agreement and Loan Agreement and the Note and the performance and consummation of the transactions contemplated hereby and thereby do not and will not violate Borrower’s Certificate of Incorporation or Bylaws or any material judgment, order, writ, decree, statute, rule or regulation applicable to Borrower (f) there does not exist any default or violation by Borrower of or under any of the terms, conditions or obligations of (i) any indenture, mortgage, deed of trust, franchise, permit, contract, agreement, or other instrument to which Borrower is a party or by which Borrower is bound, or (ii) any law, ordinance, regulation, ruling, order, injunction, decree, condition or other requirement applicable to or imposed upon Borrower by any law, the action of any court or any governmental authority or agency; and the execution, delivery and performance of this Agreement will not result in any such default or violation; (g) there is no action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand pending or, threatened which adversely affects Borrower’ s business or financial condition and there is no basis known to Borrower for any action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand which could result in the same; and (h) this Agreement and the Loan Agreement and the Note do not contain any untrue statement of material fact or omit to state a material fact necessary in order to make the statements contained in this Agreement and the Loan Agreement and the Note not misleading.

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5.             Events of Default. For purposes of this Agreement, the term “Event of Default” shall mean and refer to any of the following:

(a)           Failure of Borrower to perform or observe any covenant set forth in this Agreement, or to perform or observe any other term, condition, covenant, warranty, agreement, or other provision contained in this Agreement, the Loan Agreement, or the Note, where such failure continues for five (5) days after receipt of written notice from the Secured Party specifying such failure.

(b)           Any representation or warranty made or furnished by Borrower in writing in connection with this Agreement, the Loan Agreement and the Note or any statement or representation made in any certificate, report or opinion delivered pursuant to this Agreement or in connection with this Agreement is false, incorrect, or incomplete in any material respect at the time it is furnished; or

(c)           Occurrence of any other Event of Default as defined in the Note or the Loan Agreement.

6.             Remedies. Upon the occurrence and during the continuance of an Event of Default (subject to the notice and cure provisions provided for herein, if any), the Secured Party shall have the rights of a secured creditor under the Uniform Commercial Code of the applicable jurisdiction, all rights granted by the Note, the Loan Agreement and this Security Agreement and by law, including the right to require Borrower to assemble the Collateral and make it available to the Secured Party at a place to be designated by Borrower. The rights and remedies provided in this Agreement, the Loan Agreement and the Note are cumulative and may be exercised independently or concurrently and are not exclusive of any other right or remedy provided at law or in equity. No failure to exercise or delay by the Secured Party in exercising any right or remedy under this Agreement or the Loan Agreement or the Note shall impair or prohibit the exercise of any such rights or remedies in the future or be deemed to constitute a waiver or limitation of any such right or remedy or acquiescence therein. Every right and remedy granted to the Secured Party under this Agreement, the Loan agreement, and the Note or by law or in equity may be exercised by the Secured Party at any time and from time to time.

7.             Further Assurances. Borrower agrees that, from time to time, at its own expense, it will:

(a)           Protect and defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein and preserve and protect Secured Party’s security interest in the Collateral.

(b)           Promptly execute and deliver to Secured Party all instruments and documents, and take all further action necessary or desirable, as any Secured Party may reasonably request to (i) continue, perfect, or protect any security interest granted or purported to be granted hereby, and (ii) enable Secured Party to exercise and enforce any of Secured Party’s rights and remedies hereunder with respect to any Collateral.

(c)           Permit Secured Party’s representatives to inspect and make copies of all books and records relating to the Collateral, wherever such books and records are located, and to conduct an audit relating to the Collateral at any reasonable time or times.

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8.             Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

If to the Borrower, to:

ALTAIR INTERNATIONAL CORP

Attn: Leonard Lovallo, CEO

322 North Shore Drive

Building 1B, Suite 200

Pittsburgh, PA 15212

If to the Secured Party:

EROP ENTERPRISES LLC

912 Holcomb Bridge Road

Suite 101

Roswell, Georgia 30076

Attn: Vince Sbarra, President

Email: Manager@eroppfund.com

9.             Amendments and Waivers. No modification, amendment, or waiver of neither any provision of, or consent required by, this Agreement, nor any consent to any departure here from, shall be effective unless it is in writing and signed by each of the parties hereto. Such modification, amendment, waiver, or consent shall be effective only in the specific instance and for the purpose for which given.

10.           Exclusivity and Waiver of Rights. No failure to exercise and no delay in exercising on the part of any party, any right, power, or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude any other right, power, or privilege. The rights and remedies herein provided are cumulative and are not exclusive of any other rights or remedies provided by law.

11.           Invalidity. Any term or provision of this Agreement shall be ineffective to the extent it is declared invalid or unenforceable, without rendering invalid or enforceable the remaining terms and provisions of this Agreement.

12.           Headings. Headings used in this Agreement are inserted for convenience only and shall not affect the meaning of any term or provision of this Agreement.

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13.           Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original instrument, but all of which collectively shall constitute one and the same agreement.

14.           Assignment. This Agreement and the rights and obligations hereunder shall not be assignable or transferable by the Borrower without the prior written consent of Secured Party, at their sole and absolute discretion.

15.           Survival. Unless otherwise expressly provided herein, all representations warranties, agreements and covenants contained in this Agreement shall survive the execution hereof and shall remain in full force and effect until the payment in full of the Note.

16.           Miscellaneous. This Agreement shall inure to the benefit of each of the parties hereto and all their respective successors and permitted assigns. Nothing in this Agreement is intended or shall be construed to give to any other person, firm, or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained.

17.           Governing Law.

(a)           This Agreement together with any other transaction documents, shall be delivered and accepted in and shall be deemed to be contracts made under and governed by the internal laws of the State of Nevada, and for all purposes shall be construed in accordance with the laws of such State, without giving effect to the choice of law provisions of such state.

(b)           Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts or federal courts located in the state of Nevada. The parties to this Agreement hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. The Borrower and the Secured Party waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney’s fees and costs. If any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform to such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Agreement, the Note, or the Loan Agreement, by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

18.           Entire Agreement. This Agreement, together with the Loan Agreement and the Note, contains the entire agreement among the parties with respect to the transactions contemplated by this Agreement and supersedes all prior agreements or understandings among the parties with respect to the subject matter hereof.

[SIGNATURE PAGE(S) FOLLOW]

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IN WITNESS WHEREOF, this Agreement has been executed as of the date first set written above.

ALTAIR INTERNATIONAL CORP.

By:	/s/ Leonard Lovallo
Name: Leonard Lovallo
Title: President & CEO Altair International Corp

EROP ENTERPRISES, LLC (Lender)

By:	/s/ Vince Sbarra
Name: Vince Sbarra
Title: President

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Exhibit A

Collateral

Borrower hereby grants, pledges, and assigns for the benefit of each Secured Party, and there is hereby created in favor of the Secured Party, a security interest in and to all of Borrower’s right, title, and interest in, to:

The Walker Ridge Claims and Project

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